UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  OCTOBER 1, 2007

MIDDLESEX WATER COMPANY
(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
(Address of principal executive offices, including zip code)

(732) 634-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

At its Board of Directors Meeting, held September 25, 2007 the Board approved an amendment to Article VII, of the By-Laws of Middlesex Water Company.  The amendement adds a new Section 5 to such Article VII.

In order to ensure that its securities are eligible for a Direct Registration Program, under rules adopted by NASDAQ and other major exchanges, the Company has deteremined to amend its By-Laws to allow for the issuance of securities that are not represented by physical certificates.

The amendment to the above reference By-laws is filed herewith as Exhibit 3 (ii) to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

By: s/Kenneth J. Quinn
Kenneth J. Quinn
Vice President, General Counsel,
Secretary and Treasurer

Dated:  October 1, 2007

Exhibit No.	Description
3 (ii)	Amendment to By-Laws of Middlesex Water Company, amended effective September 25, 2007

RESOLVED, that Article VII, Capital Stock, of the By-Laws be amended effective immediately by adding a new Section 5 which reads as follows:

“Section 5.  Notwithstanding anything herein to the contrary, the Company, or its Transfer Agent at the direction or authorization of the Company, may allow for the issuance of Company securities that are not represented by physical certificates.”